THE CHINA FUND, INC. (CHN)
The Martin Currie
Shanghai team
IN BRIEF

Net asset value per share	US$	32.28
Market price	US$	28.80
Premium/(discount)		(10.78%)
Fund size	US$	586.0	m
Source: State Street Bank and Trust Company

At 31 August 2008		US$ returns
	China Fund NAV	MSCI Golden Dragon *
	%	%
One month	(5.3)	(5.3)
Year to date	(27.8)	(24.7)
One year	(17.5)	(16.1)
Three years %pa	30.0	15.2
Past performance is not a guide to future returns.

Source: State Street Bank and Trust Company. NAV performance.

* Source for index data: MSCI.
MANAGER’S COMMENTARY
Martin Currie acts as portfolio manager of The China Fund, Inc. (“Fund”). This commentary is the opinion of Martin Currie Inc.
We wave farewell to the Olympics with a collective sigh of relief — relief that the games passed off successfully and also that the government can get back to its day job.
On thin volumes, Chinese markets continued to slide in August; A-shares fell the furthest (down 13.7%), while Taiwanese shares held up rather better (down just 1.2%). There was, however, nothing too terrible about the economic statistics released by China last month. CPI declined to 6.5% in July and, given that food prices have stabilized is likely to have fallen below 6% in August.
Despite the stock market collapse, interim results generally showed decent growth, (our domestic portfolio recorded 22% earnings growth, for example, in the first half). The exceptions were property stocks (property transactions in China in the first half were down 1% year on year by value), and those state-owned refiners and electricity generators which are being asked to perform “national service” in the interests of containing inflation. Chinese exports held up better than expected (+26.9% year on year in July) though growth must surely slow.
All signs are that, with the fall in commodity prices, the government’s focus is shifting from inflation to stimulating growth. As Hu Jintao said at a rare news conference “China’s domestic economy is facing increasing challenges and difficulties.” It is clear that the RMB’s appreciation has already stopped against a rallying US dollar. Further relief for exporters will be provided by increasing VAT rebates on the most hard-pressed categories of exports. For more co-ordinated stimulus measures I think we will have to wait until after the CCPCC’s (Chinese People’s Political Consultative Conference) 3rd plenum in October, from which we expect to emerge important initiatives on agricultural land rights and tax. The government is well-placed to use public spending to support growth; central government income grew by 33% in the first half.
News from Taiwan was less positive — exports order growth slowed sharply to just +8% y.o.y., with a marked deceleration in sales to China and Europe. The ex-president Chen continued to exert his baleful influence over the stock market as investigations of his corruption threatened to draw in a range of corporate names who sought his patronage; Douglas Hsu of the Far Eastern Group was found not guilty of wrong-doing regarding purchase of Sogo, but this did not help his depressed share price (The Fund invests in Far Eastern Department Stores). Despite NT dollar depreciation, the deteriorating outlook for electronic exports further undermined local sentiment. The catalyst for a possible rally here may be the new session of the Legislative Yuan, president Ma’s first, from mid September. This should result in a deluge of legislation on reducing cross-strait restrictions, tax reform and infrastructure spending.

INVESTMENT STRATEGY
The Fund is 96.1% invested with holdings in 74 companies.
There was little turnover in the portfolio during the month; we added positions in companies where stock prices have collapsed despite strong underlying growth. These include Intime (a Zhejiang-based department store operator), Fu Ji Catering and China Fisheries. We continue to concentrate on domestic-demand stocks. The halt in currency appreciation and increase in VAT rebates will assist exporters, but the weakness in overseas demand means that we are not yet tempted back into these depressed stocks. Major themes within the portfolio include agriculture (beneficiary of policy initiatives), healthcare and railways (the likely target of pump-priming measures). Just after the month end I am pleased to report that Coca Cola bid for one of our holdings, Huiyuan Juice, at nearly three times the market price! At least someone finds value at this time in Chinese stocks.
There was no change to the unlisted portfolio in August. We have concluded an agreement for a small investment, Ningbo PACG Ltd, but this awaits final approval by the Ministry of Commerce. The first half performance by portfolio companies Queenbury (Huiyin), Bright Moon Seaweed, Hand Enterprise and Wuxi Paiho was good. China Silicon’s production ramp up was delayed by electricity shortages, but this problem has now been overcome and prices in the end market are much higher than budgeted. Only vacuum component maker Highlight looks as though it will miss its 2008 target, which may cause us to exercise our put at the year end.
Chris Ruffle, Martin Currie Inc*

*
Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.

MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products.
HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.

31 AUGUST 2008
FUND DETAILS

Market cap	US$522.83m
Shares outstanding	18,153,740
Exchange listed	NYSE
Listing date	July 10, 1992
Listed and direct investment manager	Martin Currie Inc
Source: State Street Bank and Trust Company.
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Consumer discretionary	23.1%	4.6%
Consumer staples	13.5%	1.6%
Financials	12.7%	34.1%
Healthcare	11.8%	—
Industrials	10.7%	8.9%
Information technology	7.3%	19.7%
Energy	6.5%	9.5%
Materials	6.4%	6.2%
Utilities	2.5%	4.6%
Telecommunications	1.6%	10.8%
Other assets & liabilities	3.9%	—
Source: State Street Bank and Trust Company. Source for index data: MSCI
ASSET ALLOCATION
Source: State Street Bank and Trust Company

PERFORMANCE	(US$ RETURNS)
	NAV	Market price
	%	%
One month	(5.3)	(4.2)
Year to date	(27.8)	(24.3)
Three years %pa	30.0	24.3
Past performance is not a guide to future returns.

Three year returns are annualiosed.

Source: State Street Bank and Trust Company
15 LARGEST HOLDINGS (39.5%)

Queenbury Investment (Huiyan)	Consumer discretionary	6.6%
Chaoda Modern Agriculture	Consumer staples	3.8%
Wumart Stores	Consumer staples	2.6%
Yuanta Financial	Financials	2.6%
Xinao Gas	Utilities	2.5%
Mindray Medical International	Healthcare	2.4%
Shandong Weigao Group	Healthcare	2.4%
Far Eastern Department Stores	Consumer discretionary	2.3%
Uni-President Enterprises	Consumer staples	2.2%
Powertech Technology	Information technology	2.1%
Daqin Railway	Industrials	2.1%
China Development Financial	Financials	2.0%
Cathay Financial	Financials	2.0%
Qinghai Salt Lake Potash	Materials	2.0%
China Metal Products	Materials	1.9%
DIRECT INVESTMENTS (11.0%)

Queenbury Investment (Huiyan)	Consumer discretionary	6.6%
Qingdao Bright Moon	Industrials	1.2%
China Silicon	Information technology	1.1%
Highlight Tech	Industrials	1.0%
Wuxi Paiho	Industrials	0.6%
Sino-Twinwood	Information technology	0.5%
teco Optronics	Information technology	—
Source: State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	(5.3)	(18.8)	(27.8)	(17.5)	30.0	21.7	11.6
MSCI Golden Dragon	(5.3)	(17.3)	(24.7)	(16.1)	15.2	15.6	n/a
Hang Seng Chinese Enterprise	(6.8)	(15.3)	(27.7)	(18.7)	31.8	28.4	n/a
Shanghai Stock Exchange 180	(13.5)	(31.6)	(51.6)	(49.1)	43.0	19.2	n/a
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. Launch date 10 July 1992. Three year, five year and since launch returns are all annualised.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2008 Bloomberg LP for the Hang Seng Chinese Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE
Past performance is not a guide to future returns.

Source: Martin Currie Inc as at 31 August 2008.
THE CHINA FUND INC. PREMIUM/DISCOUNT
Past performance is not a guide to future returns.

Source: Martin Currie Inc as at 31 August 2008.
10 YEAR DIVIDEND HISTORY CHART

Total	0.50	0.08	0.11	0.00	0.13	0.21	1.78	3.58	2.51	4.01	12.12
Income	0.50	0.08	0.11	0.00	0.13	0.06	0.07	0.20	0.22	0.30	0.28
Long-term capital	0.00	0.00	0.00	0.00	0.00	0.00	0.67	3.27	2.29	2.73	9.00
Short-term capital	0.00	0.00	0.00	0.00	0.00	0.15	1.04	0.11	0.00	0.98	2.84

Past performance is not a guide to future returns.

Source: State Street Bank and Trust Company.

31 AUGUST 2008

Sector	Company (BBG ticker)		Price		Holding	Value $	% of portfolio
Hong Kong							24.0%
Chaoda Modern Agriculture	682	HK	HK$	8.3	20,633,998	21,998,598	3.8%
Xinao Gas	2688	HK	HK$	12.4	9,286,000	14,778,780	2.5%
Golden Meditech	8180	HK	HK$	2.3	35,040,000	10,506,746	1.8%
China Shineway Pharmaceutical	2877	HK	HK$	5.6	11,184,000	8,025,526	1.4%
Shangri-La Asia	0069	HK	HK$	15.1	4,141,555	7,992,391	1.4%
Natural Beauty Bio-Technology	157	HK	HK$	1.7	32,780,000	7,014,775	1.2%
China Huiyuan Juice	1886	HK	HK$	4.1	13,000,500	6,896,817	1.2%
Ports Design	589	HK	HK$	19.6	2,678,500	6,720,362	1.1%
Huabao International	336	HK	HK$	5.7	9,135,000	6,719,064	1.1%
TPV Technology	903	HK	HK$	3.8	12,728,000	6,197,722	1.1%
FU JI Food & Catering Services	1175	HK	HK$	9.0	4,963,000	5,710,957	1.0%
Intime Department Store Group	1833	HK	HK$	3.8	10,486,629	5,106,317	0.9%
Anta Sports	2020	HK	HK$	5.6	6,734,000	4,797,734	0.8%
Tianjin Development	0882	HK	HK$	4.4	8,440,000	4,704,571	0.8%
Fushan International Energy	639	HK	HK$	4.3	8,322,000	4,542,821	0.8%
SPG Land	1688	HK	HK$	3.1	11,037,000	4,384,308	0.7%
Honghua Group	196	HK	HK$	2.5	11,172,000	3,521,716	0.6%
Yorkey Optical International	2788	HK	HK$	1.5	16,424,000	3,114,791	0.5%
China Travel International	0308	HK	HK$	1.7	10,982,000	2,420,462	0.4%
Chinasoft International	8216	HK	HK$	1.0	19,230,000	2,390,228	0.4%
China Rare Earth	769	HK	HK$	1.2	15,254,000	2,345,596	0.4%
Ocean Grand Chemicals	2882	HK	HK$	0.3	17,379,000	690,359	0.1%
Arcontech	8097	HK		—	18,386,000	—	—

China ‘B’ Shares							0.3%
Shanghai Lujiazui Finance	900932	SHA	US$	1.2	1,333,258	1,539,913	0.3%

Singapore							3.5%
China Fishery Group	CFG	SP	SG$	1.2	10,259,000	8,687,319	1.5%
Hsu Fu Chi International	HFCI	SP	SG$	1.0	8,409,000	6,111,968	1.0%
CDW	CDW	SP	SG$	0.1	60,000,000	2,963,799	0.5%
China Energy	CEGY	SP	SG$	0.3	12,199,000	2,969,907	0.5%

Hong Kong ‘H’ shares							10.3%
Wumart Stores	995	HK	HK$	8.0	15,126,000	15,467,328	2.6%
Shandong Weigao Group	8199	HK	HK$	12.0	9,004,000	13,845,385	2.4%
China Oilfield Services	2883	HK	HK$	10.5	7,132,000	9,595,971	1.6%
ZTE Corp	763	HK	HK$	37.4	1,980,359	9,478,134	1.6%
Zijin Mining	2899	HK	HK$	5.3	10,408,000	7,121,916	1.2%
China Shenhua Energy	1088	HK	HK$	27.0	1,450,000	5,016,722	0.9%
China Railway Group	390	HK	HK$	6.1	504	391	0.0%

Taiwan							28.8%
Yuanta Financial	2885	TT	NT$	18.2	26,635,545	15,370,883	2.6%
Far Eastern Department Stores	2903	TT	NT$	23.3	18,511,584	13,676,197	2.3%
Uni-President Enterprises	1216	TT	NT$	34.3	12,019,581	13,072,218	2.2%
Powertech Technology	6239	TT	NT$	99.0	3,939,210	12,365,457	2.1%
China Development Financial	2883	TT	NT$	10.0	37,793,738	11,983,556	2.0%
Cathay Financial	2882	TT	NT$	60.8	5,993,788	11,555,023	2.0%
China Metal Products	1532	TT	NT$	40.8	8,392,675	10,857,415	1.9%
Fubon Financial	2881	TT	NT$	26.8	12,603,000	10,689,652	1.8%
Synnex Technology	2347	TT	NT$	61.6	5,211,855	10,179,792	1.8%
Taiwan Secom	9917	TT	NT$	55.0	4,738,000	8,262,731	1.4%
Tripod Technology	3044	TT	NT$	70.4	3,352,867	7,484,363	1.3%
Ruentex Development	9945	TT	NT$	25.3	9,477,000	7,602,514	1.3%
Lien Hwa Industrial	1229	TT	NT$	14.5	15,919,692	7,294,044	1.2%
Wah Lee Industrial	3010	TT	NT$	47.8	4,118,821	6,242,617	1.1%
Merry Electronics	2439	TT	NT$	57.2	3,584,340	6,500,864	1.1%
FamilyMart	5903	TT	NT$	50.0	3,777,652	5,989,048	1.0%
HannStar Display	6116	TT	NT$	8.4	19,242,421	5,094,623	0.9%
Yieh United Steel	9957	TT	NT$	12.3	11,839,580	4,617,504	0.8%

United Kingdom							1.5%
China Medical System Holdings	CMSH	LN		£1.3	3,623,188	8,502,073	1.5%

United States							5.3%
Mindray Medical International	MR	US	US$	38.9	367,000	14,272,630	2.4%
The9	CMED	US	HK$	18.3	356,200	6,518,460	1.1%
WuXi PharmaTech Cayman	WX	US	HK$	17.7	341,141	6,041,607	1.1%
Far East Energy	FEEC	US	US$	0.4	10,974,134	4,170,171	0.7%

Equity linked securities (‘A’ shares)							11.4%
Daqin Railway			US$	1.8	6,907,000	12,246,111	2.1%
Qinghai Salt Lake Potash			US$	12.9	887,909	11,443,371	2.0%

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio
China Yangtze Power		US$	2.1	4,169,077	8,934,332	1.5%
Finance Street		US$	1.2	5,743,906	6,726,114	1.1%
Shanghai Zhenhua Port Machinery		US$	1.5	4,462,752	6,520,081	1.1%
Wuliangye Yibin		US$	2.8	2,200,000	6,061,000	1.0%
Shanghai Tunnel Engineering		US$	1.3	4,439,247	5,597,890	1.0%
China Vanke		US$	1.0	4,533,840	4,697,058	0.8%
Shanghai International Airport		US$	2.5	1,816,700	4,523,583	0.8%

Direct						11.0%
Queenbury Investment (Huiyan)		US$	85466.7	450	38,459,700	6.6%
Qingdao Bright Moon		US$	0.2	31,827,172	7,001,978	1.2%
China Silicon		US$	238.0	27,418	6,525,484	1.1%
Highlight Tech		US$	1.8	3,366,893	5,993,070	1.0%
Wuxi Paiho		US$	0.3	11,734,701	3,679,990	0.6%
Sino-Twinwood		US$	6.1	500,000	3,050,000	0.5%
teco Optronics			—	1,861,710	—	—

Other assets & liabilities					22,779,303	3.9%
INDEX DESCRIPTIONS
MSCI Golden Dragon Index
The MSCI Golden Dragon is a free float-adjusted market capitalisation index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.
Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalisation-weighted index comprised of state-owned Chinese companies
(H-shares) listed on the Hong Kong Stock Exchange and included in HSMLCI index.
Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalisation-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.
OBJECTIVE
The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective 30 June 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organised in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of the China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.
Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to our China product. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of our China funds. HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
è	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

è	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Securities Regulatory Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (‘PRC’) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

è	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The Fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

è	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD) countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

è	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

è	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

è	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

è	The value of the Fund’s investment in any Quota will be affected by taxation levied against the relevant Qualified Foreign Institutional Investors (QFIIs) or in respect of investments held in the relevant Quotas. The PRC taxation regime that will apply to QFIIs and investments made in or through QFII quotas is not clear. The Investment Regulations are new and do not currently expressly contemplate the treatment of QFIIs and investment made through QFII Quotas.
Fund returns used in this document are calculated on the net asset value and therefore fall outside the scope of the GIPS standards.

Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: (44) 131 229 5252 Fax: (44) 131 228 5959 www.martincurrie.com/china
North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900
Fax: (1) 212 258 1919
Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.
Please note: calls to the above numbers may be recorded.